UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): June 21, 2001


                  Alaska Pacific Bancshares, Inc.
                  -------------------------------
      (Exact name of registrant as specified in its charter)




         Alaska                     0-26003                92-0167101
---------------------------        -----------         ------------------
State or other jurisdiction        Commission           (I.R.S. Employer
of incorporation                   File Number         Identification No.)

2049 Jordan Avenue, Juneau, Alaska                             99801
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number (including area code):  (907) 789-4844

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

     On June 21, 2001, Alaska Pacific Bancshares, Inc. (the "Company") dismissed Deloitte & Touche LLP as the Company's certifying accountant because Deloitte &Touche closed its office in Alaska. The decision to dismiss Deloitte & Touche LLP was made by the Board of Directors upon the recommendation of the Company's Audit Committee.

     For the years ending December 31, 2000 and 1999, the audit reports of Deloitte & Touche LLP did not contain an adverse opinion nor a disclaimer of opinion on the financial statements of Alaska Pacific Bancshares, Inc. There were also no qualifications or modifications as to uncertainty, audit scope or accounting principles. Additionally, during the two most recent fiscal years and the subsequent interim period preceding their dismissal, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

     On June 21, 2001 the Company engaged KPMG LLP as its independent accountants (as approved by the Board of Directors and recommended by the Company's Audit Committee). The Company has not consulted with KPMG LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     A letter from Deloitte & Touche LLP to the Securities and Exchange Commission with respect to the above is filed herewith as Exhibit 16 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit
     -------
       16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated June 28, 2001

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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ALASKA PACIFIC BANCSHARES, INC.



DATE: June 28, 2001                  By: /s/Roger K. White
                                         ---------------------------------
                                         Roger K. White
                                         Senior Vice President and
                                         Chief Financial Officer

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                              Exhibit 16

          Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated June 28, 2001

                    [Letterhead of Deloitte & Touche LLP]

June 28, 2001


Mr. Roger K. White
Chief Financial Officer
Alaska Pacific Bancshares, Inc.
2049 Jordan Avenue
Juneau, AK  99801

Dear Mr. White:

This is to confirm that the client-auditor relationship between Alaska Pacific Bancshares, Inc. (Commission File No. 0-26003) and Deloitte & Touche LLP has ceased.

Yours truly,

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP


cc:     Office of the Chief Accountant
        SECPS Letter File
        Securities and Exchange Commission
        Mail Stop 11-3
        450 5th Street, N.W.
        Washington, D.C.  20549
        Mr. Craig E. Dahl, Chief Executive Officer
        Mr. Hugh Grant, Chairperson of the Audit Committee

                    [Letterhead of Deloitte & Touche LLP]


June 28, 2001


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Alaska Pacific Bancshares, Inc. dated June 28, 2001.

Yours truly,


/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

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